Summary Prospectus

April 29, 2022

Baron International Growth Fund

Retail Shares : BIGFX

Institutional Shares : BINIX

R6 Shares : BIGUX

Baron Select Funds

BARON FUNDS 1987

The Securities and Exchange Commission ("SEC") has not approved or disapproved these shares or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund online at www.BaronFunds.com/prospectus. You can also get this information at no cost by calling 1-800-99BARON or by sending an email request to info@BaronFunds.com. The Fund's Prospectus and statement of additional information, dated 4/29/22, are incorporated by reference into this summary prospectus.

Baron International Growth Fund

Investment Goal

The investment goal of Baron International Growth Fund (the “Fund”) is capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you would pay if you bought and held shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Management Fee	Distribution (12b-1) Fee	Other Expenses	Total Annual Fund Operating Expenses	Expense Reimbursements	Total Annual Fund Operating Expenses after Expense Reimbursements[1]
BARON INTERNATIONAL GROWTH FUND
Retail Shares	0.88%	0.25%	0.10%	1.23%	(0.03)%	1.20%
Institutional Shares	0.88%	0.00%	0.08%	0.96%	(0.01)%	0.95%
R6 Shares	0.88%	0.00%	0.08%	0.96%	(0.01)%	0.95%

[1]	BAMCO, Inc. (“BAMCO” or the “Adviser”) has agreed that, pursuant to a contract with an 11-year term terminating on August 29, 2032, it will reimburse certain expenses of the Fund, limiting net annual operating expenses (portfolio transaction costs, interest, dividend, acquired fund fees and expenses and extraordinary expenses are not subject to the operating expense limitation) to 1.20% of average daily net assets of Retail Shares, 0.95% of average daily net assets of Institutional Shares, and 0.95% of average daily net assets of R6 Shares. Only the Board of Trustees of the Fund may terminate the expense reimbursement agreement prior to its termination date.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each

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year and that the Fund’s operating expenses remain the same, giving effect to the expense reimbursement agreement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	1	3	5	10
BARON INTERNATIONAL GROWTH FUND
Retail Shares	$122	$381	$660	$1,455
Institutional Shares	$97	$303	$525	$1,166
R6 Shares	$97	$303	$525	$1,166

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for Fund shareholders. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended December 31, 2021, the Fund’s portfolio turnover rate was 36.00% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund is a diversified fund that invests for the long term primarily in equity securities in the form of common stock of non-U.S. growth companies. Non-U.S. securities include securities that the Adviser determines are “non-U.S.” based on the consideration of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenue or other factors. The Fund seeks to diversify its investments among several developed countries and developing countries throughout the world, although the Fund may only invest up to 35% of its net assets in developing countries. Developing countries include countries in the MSCI Emerging Markets (EM) Index, countries in the MSCI Frontier Markets (FM) Index and other countries determined by the Adviser to be developing countries based on classifications made by the International Monetary Fund or on country characteristics similar to those of the countries in the EM and FM Indexes. The Fund may purchase securities of companies of any market capitalization. The Adviser seeks to invest in businesses it believes have significant opportunities for growth, sustainable competitive advantages, exceptional management, and an attractive valuation.

The Fund’s investments in non-U.S. securities generally are traded in currencies other than U.S. dollars, so the Adviser buys and sells foreign currencies to facilitate transactions in portfolio securities. The Adviser usually does not hedge against possible fluctuations in exchange rates, but exposure to a particular currency that the Adviser believes is overvalued may be hedged if the Fund has a substantial position in

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securities traded in that currency. The Fund may buy and sell currencies for cash at current exchange rates, or use an agreement to purchase or sell a specified currency at a specified future date or within a specified time period, at a price set at the time of the contract.

Principal Risks of Investing in the Fund

Non-U.S. Securities.  Investing in non-U.S. securities may involve additional risks to those inherent in investing in U.S. securities, including exchange rate fluctuations, political or economic instability, the imposition of exchange controls, expropriation, limited disclosure and illiquid markets.

Developing Countries.  The Fund invests in developing countries, which include countries in the MSCI Emerging Markets (EM) Index, countries in the MSCI Frontier Markets (FM) Index and other countries determined by the Adviser to be developing countries based on classifications made by the International Monetary Fund or on country characteristics similar to those of the countries in the EM and FM Indexes. Investments in developing countries are subject to all of the risks of non-U.S. investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation. These risks are greater for countries in the FM Index.

Currency.  This refers to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on the Fund’s holdings can be significant, unpredictable and long-lasting, depending on the currencies represented in the portfolio and how each one appreciates or depreciates in relation to the U.S. dollar and whether currency positions are hedged. Under normal conditions, the Fund does not engage in extensive foreign currency hedging programs. Further, because exchange rate movements are volatile, the Fund’s attempts at hedging could be unsuccessful, and it may not be possible to effectively hedge the currency risks of many developing countries.

Growth Investing.  Growth stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Growth stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, because growth stocks tend to be sensitive to changes in their earnings and to increasing interest rates and inflation, they tend to be more volatile than other types of stocks.

General Stock Market.  Fund losses may be incurred due to declines in one or more markets in which Fund investments are made. These declines may be the result of,

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among other things, political, regulatory, market, economic or social developments affecting the relevant market(s). In addition, turbulence and reduced liquidity in financial markets may negatively affect many issuers, which could have an adverse effect on your Fund investment. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers worldwide. As a result, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions or other events could have a significant negative impact on global economic and market conditions. The coronavirus disease 2019 (COVID-19) global pandemic and the aggressive responses taken by many governments or voluntarily imposed by private parties, including closing borders, restricting travel and imposing prolonged quarantines or similar restrictions, as well as the closure of, or operational changes to, many retail and other businesses, have had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

Risks Associated with China and Hong Kong.  The Fund may obtain exposure to companies based or operated in China by investing through legal structures known as variable interest entities (“VIEs”). Instead of directly owning the equity securities of a Chinese company, a VIE enters into service and other contracts with the Chinese company. Although the VIE has no equity ownership of the Chinese company, the contractual arrangements permit the VIE to consolidate the Chinese company into its financial statements. VIE investments are subject to the risk that any breach of these contractual arrangements will be subject to Chinese law and jurisdiction, that Chinese law may be interpreted or change in a way that affects the enforceability of the VIE’s arrangements, or that contracts between the Chinese company and the VIE may otherwise not be enforceable under Chinese law.

Small- and Mid-Sized Companies.  The Adviser believes there is more potential for capital appreciation in small- and mid-sized companies, but there also may be more risk. Securities of small- and mid-sized companies may not be well known to most investors, and the securities may be less actively traded than those of large businesses. The securities of small- and mid-sized companies may fluctuate in price more widely than the stock market generally, and they may be more difficult to sell during market downturns. Small- and mid-sized companies rely more on the skills of management and on their continued tenure. Investing in small- and mid-sized companies requires a long-term outlook and may require shareholders to assume more risk and to have more patience than investing in the securities of larger, more established companies.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund (Retail Shares) by showing changes in the Fund’s performance from year to

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year and by showing how the Fund’s average annual returns for 1, 5, 10 years, and since inception compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.BaronFunds.com/performance or by calling 1-800-99BARON
(1-800-992-2766).

Year by Year Total Return (%) as of December 31 of Each Year (Retail Shares)

Best Quarter:	6/30/20: 28.24%
Worst Quarter:	3/31/20: (21.51)%

Average Annual Total Returns (for periods ended 12/31/21)

The following table below shows the Fund’s Retail Shares’ annual returns and long-term performance (before and after taxes) and the change in value of broad-based market indexes over various periods ended December 31, 2021. The table also shows the average annual returns of the Fund’s Institutional Shares and R6 Shares, but it does not show after-tax returns.

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but they do not include the impact of state and local taxes.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA or Coverdell account), or to investors that are tax-exempt.

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Average Annual Total Returns for the periods ended December 31, 2021

	1 year	5 years	10 years	Since Inception
BARON INTERNATIONAL GROWTH FUND
Retail Shares (Inception date: 12-31-08)
Return before taxes	9.64%	15.73%	11.52%	12.21%
Return after taxes on distributions	8.48%	15.16%	11.13%	11.70%
Return after taxes on distributions and sale of Fund shares	6.78%	12.68%	9.55%	10.30%
Institutional Shares* (Inception date: 5-29-09)
Return before taxes	9.88%	16.03%	11.80%	12.49%
R6 Shares* (Inception date: 8-31-16)
Return before taxes	9.89%	16.02%	11.79%	12.48%
MSCI AC World ex USA Index (reflects no deduction for fees or expenses)	7.82%	9.61%	7.28%	8.06%
MSCI AC World ex USA IMI Growth Index (reflects no deduction for fees or expenses)	5.97%	13.12%	9.28%	9.84%

*	Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares. Performance for the R6 Shares prior to August 31, 2016 is based on the performance of the Institutional Shares, and prior to May 29, 2009 is based on the Retail Shares. The Retail Shares have a distribution fee, but Institutional Shares and R6 Shares do not. If the annual returns for the Institutional Shares and R6 Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

The MSCI AC World ex USA Index Net USD and the MSCI AC World ex USA IMI Growth Index Net USD are unmanaged, free float-adjusted market capitalization weighted indexes. Both the MSCI AC World ex USA Index Net USD and the MSCI AC World ex USA IMI Growth Index Net USD are designed to measure the performance of large-, mid-, and small-cap securities across developed and emerging markets, excluding the United States. The MSCI AC World ex USA IMI Growth Index Net USD screens for growth-style securities.

Management

Investment Adviser.  BAMCO is the investment adviser of the Fund.

Portfolio Manager.  Michael Kass has been the portfolio manager of the Fund since its inception on December 31, 2008. Mr. Kass has worked at the Adviser as an analyst since November of 2007.

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Purchase and Sale of Fund Shares

Shares may be purchased only on days that the New York Stock Exchange is open for trading.

	Minimum Initial Investment	Minimum Subsequent Investment	Maximum Subsequent Investment
Retail Shares	$2,000	No Minimum	No Maximum

Baron Automatic Investment Plan	$500 (with subsequent minimum investments of $50 per month until your investment has reached $2,000.)	No Minimum	No Maximum

Baron Funds® website purchases	$2,000	$10	$6,500 for retirement accounts and $250,000 for non-retirement accounts.

Institutional Shares	$1,000,000 (Employees of the Adviser and its affiliates and Trustees of the Baron Funds® and employer sponsored retirement plans (qualified and nonqualified) are not subject to the eligibility requirements for Institutional Shares.)	No Minimum	No Maximum

Baron Funds® website purchases	You may not make an initial purchase through the Baron Funds® website.	$10	$6,500 for retirement accounts and $250,000 for non-retirement accounts.

R6 Shares	$5,000,000 (There is no minimum initial investment for qualified retirement plans; however, the shares must be held through plan-level or omnibus accounts held on the books of the Fund.)	No Minimum	No Maximum

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	Minimum Initial Investment	Minimum Subsequent Investment	Maximum Subsequent Investment

Baron Funds® website purchases	You may not make an initial purchase through the Baron Funds® website.	$10	$6,500 for retirement accounts and $250,000 for non-retirement accounts.

You Can Purchase or Redeem Shares By:

1.	Mailing a request to Baron Funds®, P.O. Box 219946, Kansas City, MO 64121-9946 or by overnight mail to: Baron Funds®, 430 West 7th Street, Kansas City, MO 64105-1514;
2.	Wire (Purchase Only);
3.	Calling 1-800-442-3814;
4.	Visiting the Baron Funds® website www.BaronFunds.com; or
5.	Through a broker, dealer or other financial intermediary that may charge you a fee.

The Fund is not for short-term traders who intend to purchase and then sell their Fund shares within a 90 day period. If the Adviser reasonably believes that a person is not a long-term investor, it will attempt to prohibit that person from making additional investments in the Fund.

Tax Information

Distributions of the Fund’s net investment income (other than “qualified dividend income”) and distributions of net short-term capital gains will be taxable to you as ordinary income. Distributions of the Fund’s net capital gains reported as capital gain dividends by the Fund will be taxable to you as long-term capital gains, regardless of the length of time you have held shares of the Fund. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, you may be subject to federal income tax on withdrawals from tax-deferred arrangement at a later date.

Financial Intermediary Compensation

If you purchase Retail or Institutional Shares of the Fund through a broker, dealer or other financial intermediary (such as a bank or financial adviser), the Fund, Baron Capital, Inc., the Fund’s distributor, BAMCO or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker, dealer or other financial intermediary, including your salesperson, to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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APR22